Exhibit 99.3


     Pursuant to Rule 13d-1(f)(1)(iii) of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the statement to which this Exhibit is attached is filed on its behalf.


December 11, 1995                      SPELLING ENTERTAINMENT INC.


                                       By  /s/  Thomas P. Carson
                                          ---------------------------------
                                          Name:  Thomas P. Carson
                                          Title: Executive Vice President




                                       PVI TRANSMISSION INC.


                                       By  /s/ Mark Rosenthal
                                          ---------------------------------
                                          Name:  Mark Rosenthal
                                          Title: Co-President and Secretary



                                   *
                 --------------------------------------
                    Sumner M. Redstone, Individually



*By  /s/ Philippe P. Dauman
    ----------------------------
        Philippe P. Dauman
        Attorney-in-Fact
        under the Limited Power of
        Attorney previously filed


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